Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance KSM TipRanks Analyst ETF (RANK)

Listed on NYSE Arca, Inc.

July 21, 2026

Supplement to the Prospectus,

dated June 18, 2026

Effective immediately, the section entitled “Fund Sponsor” is amended and restated in its entirety to read as follows:

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with Defiance ETFs, LLC (“Defiance”) pursuant to which Defiance is a sponsor to the Fund. Under this arrangement, Defiance has agreed to provide financial support (as described below) to the Fund. Every month, unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

In return for its financial support for the Fund, the Adviser has agreed to pay Defiance a portion of any remaining profits generated by the unitary management fee. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to Defiance.

If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Defiance is obligated to reimburse the Adviser for a portion of the shortfall.

Please retain this Supplement for future reference.